UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 6, 2018

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)

(203) 316-1111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 6, 2018, Gartner, Inc. (the “Company” or "Gartner" ) announced financial results for the three and twelve months ended December 31, 2017. A copy of the Company’s Press Release is furnished herein as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01. REGULATION FD DISCLOSURES.

On February 6, 2018, Gartner made available on its website at www.gartner.com the slide presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K (the “Fourth Quarter 2017 Results”). The Company intends to use the Fourth Quarter 2017 Results slides in connection with its conference call that is scheduled for Tuesday, February 6, 2018, regarding the Company’s results for the three and twelve months ended December 31, 2017.

Also on February 6, 2018, Gartner announced that it has reached a definitive agreement to sell its CEB Talent Assessment business as the outcome of its previously announced review of strategic alternatives. A copy of the Company’s Press Release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and in Exhibits 99.2 and 99.3 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued February 6, 2018 with respect to financial results for Gartner, Inc. for the three and twelve months ended December 31, 2017.
99.2	Gartner, Inc. Fourth Quarter 2017 Results slides dated February 6, 2018.
99.3	Press Release issued February 6, 2018 with respect to a definitive agreement to sell the CEB Talent Assessment business.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: February 6, 2018	By:	/s/ Craig W. Safian

Craig W. Safian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release issued February 6, 2018 with respect to financial results for Gartner, Inc. for the three and twelve months ended December 31, 2017.
99.2	Gartner, Inc. Fourth Quarter 2017 Results slides dated February 6, 2018.
99.3	Press Release issued February 6, 2018 with respect to a definitive agreement to sell the CEB Talent Assessment business.